Contacts:
Media Relations                   Marketing
Fletch Communications               Conestoga Capital Advisors
Joseph Mitchell                    Mark Clewett
Phone: (215)-563-4846                  Phone: (484) 654-1385
E-mail: joe@fletchpr.com                 E-Mail: msclewett@conestogacapital.com

Conestoga Small Cap Fund Receives
4-Star Rating From Morningstar

Radnor, PA, October 31, 2006 - Conestoga Capital Advisors, LLC, an independent investment advisory firm specializing in the management of small cap equities, announced today that its Conestoga Small Cap Fund received a Morningstar Rating™ of 4 stars for its risk adjusted performance over the three years ended September 30, 2006. Among the small cap growth funds evaluated by Morningstar, only 22.5% of the funds in each category are rated 4-stars.

The Fund’s Co-Managers, William C. Martindale, Jr. and Robert M. Mitchell, have managed the Fund since its inception on October 1, 2002. Martindale and Mitchell employ a unique "hands on" approach to picking stocks that often includes on site inspection of companies and interviews with management. The investment team has worked together managing mutual funds and separate accounts for over 10 years and brings a combined 48 years of investment experience.

"We're pleased that we have received the 4-star rating by Morningstar," said Christopher Maxwell, Managing Partner of Conestoga Capital Advisors and Chairman of the Fund. "This rating shows our risk-adjusted performance over the past three years to be highly competitive."

Mark Clewett, Institutional Sales Director stated, "The Fund is becoming available on a growing list of investment platforms. We're optimistic Morningstar's 4-star rating will provide additional attention for the Fund."

Bill Martindale, Managing Partner and Co-Manager of the Fund, said, “My Partner, Bob Mitchell, and I have been working together for over 10 years. We launched the Conestoga Small Cap Fund to offer individuals, smaller institutions and defined contribution plans the same investment approach that we provide to institutional and high net worth clients. We believe that our independent research of small companies with sustainable growth characteristics provides an attractive investment alternative to investors that share our long-term goals of capital appreciation.”

Conestoga Small Cap Fund Snapshot:

Inception Date: October 1, 2002
Ticker: CCASX
Benchmark: Russell 2000 Index
Total Assets: $18,000,000
Strategies: Fund’s managers employ small cap growth strategy
Load: None
12 b-1 fee: None
Minimum Investment: $2,500 ($500 for IRAs)
Expense Ratio: 1.35%

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Conestoga Small Cap Fund was rated against the following numbers of U.S.-domiciled small cap growth funds over the following time periods: 658 funds in the last three years.

Investment in small cap stocks entails greater risk than investment in larger more seasoned companies. Past performance does not guarantee future results and current performance may be lower or higher than past performance. An investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of holdings, total return as of the most recent month-end and a copy of the Fund’s Prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The Prospectus contains information about the Fund’s investment objective, risks and charges and expenses which an investor should consider before investing.

About Conestoga Capital Advisors, LLC

Conestoga Capital Advisors, LLC (www.conestogacapital.com) is an independent investment advisory firm with more than $260 million in assets under management, specializing in the management of small cap equities. Conestoga Capital Advisors' style is described as small cap conservative growth, employing a "growth at a reasonable price" valuation methodology. The firm's portfolio managers utilize a fundamental, bottom-up research approach and employ a fully invested, buy and hold management style. Co-Portfolio Managers, Bill Martindale and Robert Mitchell, also manage the Conestoga Small Cap Fund (Nasdaq: CCASX).

For more information about Conestoga Capital Advisors, LLC visit www.conestogacapital.com or call Mark Clewett, Director of Institutional Sales at (484) 654-1385. Please direct media inquiries to Joseph Mitchell at (215) 563-4846.

© 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.